Rule 497(e)
File Nos. 33-32199 and 811-05961

VARIFUND®
A Single Premium Variable Deferred Annuity Policy

Offered by

FIRST GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
In connection with its Variable Annuity-2 Series Account

Supplement Dated October 13, 2009 to its Prospectus dated May 1, 2003

Effective September 23, 2009, The Alger American Fund has changed its name to The Alger Portfolios.  Additionally, the names of the following portfolios (the “Alger Portfolios”) available in the Prospectus have been changed:

Old Name		New Name
Alger American MidCap Growth Portfolio	to	Alger Mid Cap Growth Portfolio
Alger American LargeCap Growth Portfolio (formerly Alger American Growth Portfolio)	to	Alger Large Cap Growth Portfolio
Alger American Capital Appreciation Portfolio (formerly Alger American Leveraged AllCap Portfolio)	to	Alger Capital Appreciation Portfolio
Alger American SmallCap Growth Portfolio (formerly Alger American Small Capitalization Portfolio)	to	Alger Small Cap Growth Portfolio

Also effective September 23, 2009, Class O shares of the Alger Portfolios will be re-classified as Class I-2 shares.

These changes will be reflected on pages 3 and 17 of your Prospectus.

This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated May 1, 2003. Please keep this supplement for future reference.